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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     March 7, 2001



                                 Citigroup Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                       1-9924                 52-1568099
         --------------              -----------             --------------
         (State or other             (Commission             (IRS Employer
         jurisdiction of             File Number)            Identification No.)
         incorporation)

             399 Park Avenue, New York, New York                 10043
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           (Address of principal executive offices)             (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)
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                                 CITIGROUP INC.
                           Current Report on Form 8-K

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         Exhibits:

         Exhibit No.       Description

         1.01 Terms Agreement, dated March 7, 2001, among the Company and Salomon Smith Barney Inc., Banc One Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Utendahl Capital Partners, L.P., as Underwriters, relating to the offer and sale of the Company's Floating Rate Notes due March 9, 2004.

         4.01 Form of Note for the Company's Floating Rate Notes due March 9, 2004.




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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 8, 2001              CITIGROUP INC.



                                        By: /s/ Guy R. Whittaker
                                            --------------------
                                            Guy R. Whittaker
                                            Treasurer




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